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                                                                    EXHIBIT 10.4


                                RAILAMERICA, INC
                              AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         1. Purpose. The 1995 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of RailAmerica, Inc. (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company or any affiliate to serve as members of the Board of Directors of the Company or any of its direct or indirect subsidiaries and to provide for a portion of their annual compensation to be tied directly to shareholder return.

         2. Rights to be Granted. Under the Plan, options are granted that give an optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $0.001, of the Company (the "Common Stock"). The option price is determined in each instance in accordance with the terms of the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         3. Available Shares. The total number of shares of Common Stock for which options may be granted shall not exceed five hundred thousand (500,000) shares, subject to adjustment in accordance with Section 12 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the option pool and continue to be available for grant under the Plan.

         4.       Grant of Options.

                  (a) Each non-employee director of the Company will be granted options to purchase 50,000 shares of the Company's Common Stock exercisable at the greater of (i) $3.50 per share, or (ii) the then Fair Market Value as defined below. Thereafter, each new non-employee director of the Company shall receive options to purchase 50,000 shares of the Company's Common Stock at the great of (i) $3.50 per share, or (ii) the then Fair Market Value, at the date of appointment as a director of the Company.

                  (b) "Fair Market Value" means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, "Fair Market Value" shall be deemed to be the fair market value of the Common Stock as determined by the Compensation Committee of the Board of Directors of the Company (the "Committee") after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         5. Administration. The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

         6. Option Agreement. Each option granted under the provisions of the Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Committee, which Agreement shall be duly executed


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and delivered on behalf of the Company and by the individual to whom such option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

         7. Eligibility and Limitations. Options may be granted pursuant to the Plan only to members of the Board of Directors of the Company (the "Board") who are not employees of the Company or an affiliate at the time of grant ("Non-Employee Directors").

         8. Term of the Plan and Options. The options granted hereunder shall expire on a date which is ten (10) years after the date of grant of the options and the Plan shall terminate ten (10) years after the date of its adoption by the Company.

         9. Exercise of Option. Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Chief Financial Officer) of written notice of the number of shares of Common Stock with respect to which the option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of Common Stock having a Fair Market Value equal to such purchase price, provided that such Common Stock has been owned by the optionee for at least six months or such period as the Committee may determine as necessary to avoid adverse accounting treatment by the Company, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the Common Stock to be issued upon exercise of the Option and delivery the cash proceeds less commissions and brokerage fees to the optionee or to deliver the remaining shares of Common Stock to the optionee, or (v) by any combination of the methods of payment described in (i) through (iv) above. Except as provided in Section 11 hereof, no option may be exercised unless the holder thereof is then a director of the Company. An option holder shall have none of the rights of a stockholder with respect to the Common Stock subject to the option until such Common Stock shall be transferred to the holder upon the exercise of his option.

         10.      Vesting of Shares and Non-Transferability of Options.

                  (a) Vesting. Subject to Section 13 herein, options granted under the Plan to new directors shall vest and become exercisable over a two-year period at the rate of one-third of each grant on the date of appointment as a director and then one-third annually on each of the two consecutive anniversaries of the date of appointment provided the director's service as a director continues through each anniversary. The Committee may, in its discretion, provide for a longer vesting period at the time the option is granted.

                  (b) Legend on Certificates. The certificates representing shares of Common Stock acquired under the Plan shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

                  (c) Non-Transferability. Options granted pursuant to the Plan shall not be assignable or transferable other than by the will or the laws of descent and distribution, and shall be exercisable during an optionee's lifetime only by the optionee.

         11.      Termination of Option Rights.

                  (a) In the event an optionee ceases to be a member of the Board for any reason other than retirement, death or disability, any then unexercised options granted to such optionee which were exercisable at the time the optionee ceased to be a member of the Board may be exercised within a period of ninety (90) days following such time the optionee so ceased to be a member of the Board, but in no event later than the expiration date of the option.


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                  (b)      In the event that an optionee ceases to be a member
of the Board by reason of his or her retirement, disability or death, any then unexercised options granted to such optionee which were exercisable at the time the optionee ceased to be a member of the Board may be exercised (by the optionee's personal representative, heir or legatee, in the event of death) during the period ending one year after the date the optionee so ceased to be a member of the Board, but in no event later than the expiration date of the option.

         12. Adjustments Upon Changes in Capitalization and Other Matters. Options and any agreements evidencing such options shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Non-Employee Directors, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Common Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company shall give each Non-Employee Director notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

         13.      Effect of Change In Control.

                  (a) In the event of a Change in Control (as hereunder defined), notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an award of options, such options shall become immediately exercisable with respect to 100 percent of the shares subject to such option.

                  (b) "Change in Control" shall, unless the Board of the Company otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (as that term is used in
Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the voting stock of the Company, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors of the Company then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors ("Voting Stock") prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a Change in Control.

                  (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of an optionee's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

         14. Restrictions on Issuance of Shares. Notwithstanding the provisions of Section 9 hereof, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until the following conditions shall be satisfied:

                  (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities acts as now in force or hereafter amended; or


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                  (b)      Counsel for the Company shall have given an option
that such shares are exempt from registration under federal and state securities acts as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Common Stock is then listed.

         The Company shall use its best efforts to satisfy or cause to be satisfied the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

         15. Representation of Optionee. The Company may require the optionee to deliver written warranties and representations upon exercise of the option that are necessary to show compliance with federal and state securities laws including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

         16. Approval of Stockholders. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to, and the Plan and options granted under it shall be of no force and effect unless and until, and no option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the approval of the Plan by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which the Plan is presented for approval, or by written consent of shareholders enforceable under applicable state law.

         17. Termination and Amendment of Plan. The Board of the Company may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board of the Company may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any Non-Employee Director hereunder; (b) change the provisions of the Plan regarding the termination of the options or the time when they may be exercised; (c) change the period during which any options may be granted or remain outstanding or the date on which the Plan shall terminate; (d) change the designation of the class of persons eligible to receive options; (e) change the price at which options are to be granted; or (f) materially increase benefits accruing to option holders under the Plan; and (ii) the Plan shall in no event be amended more than once every six months other than to comport with changes in the Code. Termination or any modification or amendment of the Plan shall not, without consent of a Non-Employee Director, affect his rights under an option previously granted to him.

         18. Applicable Law. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

         19.      Compliance with Section 16. With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

                                      * * *


As adopted by the Board of Directors of RailAmerica, Inc.
as of January 1, 1995


As amended and restated by the Board of Directors of RailAmerica, Inc. as of April 8, 1999



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                             FIRST AMENDMENT TO THE
                     AMENDED AND RESTATED RAILAMERICA, INC.
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         THIS FIRST AMENDMENT, made effective as of April 13, 2000, by RAILAMERICA, INC. (the "Company") to the RAILAMERICA, INC. AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan").

                                   WITNESSETH:

         WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

         WHEREAS, pursuant to Section 17 the Company reserved the right to amend said Plan;

         NOW, THEREFORE, effective as of April 10, 2000, the Plan shall be amended as follows:

1.       The first sentence of Section 3 is hereby amended to read as follows:

         "The total number of shares of Common Stock for which options may be granted shall not exceed seven hundred fifty thousand (750,000) shares, subject to adjustment in accordance with Section 12 hereof."

2.       A new subsection 4(c) is hereby added to read as follows:

         "On or around the annual meeting of the shareholders of the Company for each year during the term of the Plan, the Committee may grant to each then non-employee director additional options to purchase the Company's Common Stock in such amounts as the Committee shall determine and exercisable at a price equal to the Fair Market Value of the Company's Common Stock on the date of grant."

3. The first sentence of subsection 10(a) is hereby amended to read as follows:

                  "(a)     VESTING. Subject to Section 13 herein, options
         granted under the Plan to directors shall vest and become exercisable over a two-year period at a rate of one-third of each grant on the date of grant and then one-third annually on each of the two consecutive anniversaries of the date of grant provided that the director's service as a director with the Company continues through each anniversary. The Committee may, in its discretion, provide for a longer vesting period at the time the option is granted."

4. In all other respects, the Plan shall remain unchanged by this Amendment.




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         IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the day and year first above written.


                                        RAILAMERICA INC.


Dated:                                  By:
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